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                                                            Exhibit 10.12

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                             VILLAGE ON THE PARKWAY
                             SHOPPING CENTER LEASE

                                    BETWEEN

                      METROPOLITAN LIFE INSURANCE COMPANY,
                                 AS LANDLORD,

                                      AND

                            M&L KANE COMPANY, L.L.C.
                                   AS TENANT

                              DATED JUNE 24, 1992



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                           VILLAGE ON THE PARKWAY

                             TABLE OF CONTENTS

ARTICLE  1: DEFINITIONS AND CERTAIN BASIC PROVISIONS.................   1
ARTICLE  2: GRANTING CLAUSE..........................................   3
ARTICLE  3: CONSTRUCTION AND ACCEPTANCE OF PREMISES..................   4
ARTICLE  4: RENT.....................................................   5
ARTICLE  5: SALES REPORTS AND RECORDS................................   9
ARTICLE  6: COMMON AREAS.............................................  10
ARTICLE  7: USE AND CARE OF PREMISES.................................  15
ARTICLE  8: MAINTENANCE AND REPAIR OF PREMISES........................ 21
ARTICLE  9: ALTERATIONS..............................................  23
ARTICLE 10: LANDLORD'S RIGHT OF ACCESS; RELOCATION...................  25
ARTICLE 11: SIGNS; STORE FRONTS......................................  26
ARTICLE 12: UTILITIES................................................  27
ARTICLE 13: INDEMNITY AND PUBLIC LIABILITY INSURANCE.................  27
ARTICLE 14: NON-LIABILITY FOR CERTAIN DAMAGES........................  29
ARTICLE 15: DAMAGES BY CASUALTY......................................  29
ARTICLE 16: EMINENT DOMAIN...........................................  32
ARTICLE 17: ASSIGNMENT AND SUBLETTING................................  33
ARTICLE 18: TAXES AND INSURANCE......................................  35
ARTICLE 19: DEFAULT BY TENANT AND REMEDIES...........................  36
ARTICLE 20: LANDLORD'S CONTRACTUAL SECURITY INTEREST.................  41
ARTICLE 21: HOLDING OVER.............................................  42
ARTICLE 22: SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES.........  42
ARTICLE 23: MERCHANTS ASSOCIATION....................................  44
ARTICLE 24: DIRECTION OF TENANT'S ENERGIES...........................  44


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ARTICLE 25: NOTICES..................................................  45
ARTICLE 26: COMMISSIONS..............................................  46
ARTICLE 27: MISCELLANEOUS............................................  46

Attachments:

  Exhibit "A"  - Site Plan Depicting Demised Premises
  Exhibit "B"  - Legal Description
  Exhibit "C"  - Work Letter - None
  Exhibit "D"  - Rules and Regulations
  Exhibit "E"  - Lease Guaranty
  Exhibit "F"  - Renewal Option













                                   -ii-


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                            VILLAGE ON THE PARKWAY
                             SHOPPING CENTER LEASE

     This Shopping Center Lease (the "Lease") is entered into as of the
        day of               , 19   by and between the Landlord and the
-------        --------------    --
Tenant hereinafter named.

ARTICLE 1:  DEFINITIONS AND CERTAIN BASIC PROVISIONS

     1.1 PRIMARY DEFINITIONS:

         (a) "Landlord": Metropolitan Life Insurance Company, a New York corporation.

         (b) "Landlord's Address": 5100 Beltline Road, Suite 436, Addison, Texas 75240

         (c) "Tenant": M&L Kane Company, L.L.C., a Texas Limited Liability Company.

         (d)  Tenant's address: 435 Countryside, Richardson, Texas 75081.

         (e)  Tenant's trade name: "CD Warehouse".

         (f) "Demised Premises": Being approximately 838 square feet in area (subject to adjustment pursuant to Section 2.2); the approximate configuration of the Demised Premises being shown and outlined on the plan attached hereto as EXHIBIT A and being a part of the Shopping Center, as hereinafter defined.

         (g) "Shopping Center": The real property and certain multi-tenant and single-tenant buildings and other improvements thereon known as "Village on the Parkway," in the City of Addison, Dallas County, Texas, being more particularly described in the legal description attached hereto as EXHIBIT B, and including such real property and improvements as Landlord may from time to time designate as included within the Shopping Center, and excluding such real property and improvements as Landlord may from time to time designate as excluded from the Shopping Center.

         (h) "Lease Term": Commencing on the earlier to occur of (i) the date of this Lease, or (ii) the "Commencement Date", as defined below, and continuing for three (3) years (unless sooner terminated as hereinafter provided) following the Commencement Date; plus any partial calendar month


SHOPPING CENTER LEASE AGREEMENT - Page 1

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              following the Commencement Date if the Commencement Date is a
              date other than the first (1st) day of a calendar month. As used herein, subject to Section 3.2, "Commencement Date" shall mean the earlier to occur of (i) August 1, 1992, or (ii) the date upon which Tenant opens the Demised Premises to the public for business.

         (i) "Minimum Guaranteed Rental": $15,084.00 per annum (being the product of $18.00 per square foot multiplied by the 838 square feet in the Demised Premises), payable in equal installments of $1,257.00 monthly in advance.

         (j)  "Percentage Rental Rate": Five percent (5%).

         (k) "Operating Costs Charge": $1,969.30 per annum (being the product of $2.35 per square foot multiplied by the 838 square feet in the Demised Premises), payable in equal installments of $164.11, monthly in advance, subject to annual adjustment as provided in Section 6.4 hereof.

         (l) "Prepaid Rent": Minimum Guaranteed Rental and Operating Costs Charge for the first month of the Lease Term totalling $1,421.11 shall be paid by the Tenant on or before the date Tenant executes and delivers this Lease to Landlord.

         (m)  "Security Deposit": $1,257.00.

         (n)  "Permitted Use": Tenant shall use and occupy the Demised
              Premises solely for the operation of a retail compact disc and video game cartridge sales and rental store of the highest quality and image offering in all respects the highest quality in service, management and merchandise, which merchandise shall consist solely of: New and used compact discs, video game cartridges and related merchandise.

         (o) "Gross Leasable Retail Area": The number of square feet of covered floor space on all levels in all buildings and all outdoor space in the Shopping Center designated by Landlord to be occupied for the purpose of engaging in any retail business and/or any office business associated with such retail business, including basements, mezzanines, penthouses or other areas housing mechanical equipment and storage areas, [but excluding, without limitation, "Common Area", as defined hereafter,] such square footage being calculated

SHOPPING CENTER LEASE AGREEMENT - Page 2

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              from measurements to the exterior surface of the exterior walls of each building and to the center walls common to any premises constituting a portion of the Gross Leasable Retail Area and any other portion of the Shopping Center.

         (p) "Rent": Collectively, Minimum Guaranteed Rental, Percentage Rental, Operating Costs Charges and any other sums of money becoming due and payable to Landlord hereunder.

         (q)  Other: None.

     1.2 CONSTRUCTION OF TERMS. Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in the other provisions of this Lease.

ARTICLE 2: GRANTING CLAUSE

     2.1 DEMISE OF PREMISES. In consideration of the obligation of Tenant to pay Rent as hereinafter provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises, TO HAVE AND TO HOLD said Demised Premises for the Lease Term, all upon the terms and conditions set forth in this Lease. Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have peaceful and quiet possession of the Demised Premises. If this Lease provides for construction prior to occupancy, refer to the Work Letter attached hereto as EXHIBIT C.

     2.2 AREA. The Demised Premises shall be conclusively deemed to contain the number of square feet of area specified above in Section 1.1(f), unless Landlord elects to have the area of the Demised Premises determined by Landlord's architect, as hereinafter provided. After completion of construction of the Demised Premises, and if Landlord so elects, in Landlords's sole discretion, the "area" of the Demised Premises shall be determined by the certificate of Landlord's architect or other authorized representative of Landlord, which certificate shall be conclusive. Tenant agrees, at the request of Landlord, to execute a formal amendment to this Lease satisfactory to Landlord reflecting the revised square footage of the area of the Demised Premises and any appropriate adjustments in the amount of Minimum Guaranteed Rental and other charges hereunder based on the area of the Demised Premises as so determined. Any measurements of the Demised Premises pursuant to this Section shall be from the exterior of outside walls of the building in which the Demised Premises is located and to the center of walls common to the Demised Premises

SHOPPING CENTER LEASE AGREEMENT - Page 3

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and any mail or other tenant's premises, and the "area" of the Demised
Premises shall include all space therein on all levels leased to Tenant, without deduction for columns, conduits, or penetrations of the floor or ceiling. There is specifically excepted from the Demised Premises, and reserved to Landlord, the use of exterior walls (other than store fronts), the roof, the space above the ceiling, the space below the floor, and the right to install, maintain, use, repair and replace beams, columns and other structural support elements for the building (and any addition thereto) in which the Demised Premises is contained, pipes, ductwork, conduits, utility lines, and wiring in the Demised Premises. Without limiting the generality of the foregoing, Landlord shall specifically have the right to install upon the roof equipment, signs, antennae, displays and other objects.

ARTICLE 3: CONSTRUCTION AND ACCEPTANCE OF PREMISES

     3.1 INSPECTION. Tenant acknowledges that Landlord has afforded Tenant adequate access and opportunity to inspect the Demised Premises. Occupancy of the Demised Premises by Tenant shall constitute the acknowledgment and agreement of Tenant that Tenant is fully familiar with the physical condition of the Demised Premises and that the Demised Premises complies in all respects with the requirements of this Lease. Landlord hereby disclaims, and Tenant hereby waives, any warranty or representation on the part of Landlord, either express or implied, as to the fitness, condition or suitability of any aspect of the Demised Premises, including, without limitation, any warranty that the Demised Premises is suitable for a particular purpose, and Tenant hereby agrees, as a material inducement to Landlord to enter into this Lease, to accept the Demised Premises in "as is" condition.

     3.2 IF PRIOR TENANT IS IN OCCUPANCY. If this Lease is executed before the Demised Premises become vacant, or if any present tenant or occupant of the Demised Premises or any portion thereof holds over, and Landlord cannot acquire possession of the Demised Premises prior to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord is able to tender the same. Landlord hereby waives the payment of Rent covering any period prior to tender of possession to Tenant hereunder. Upon request of either party following the occurrence of the Commencement Date, both parties agree to execute and deliver to the other a memorandum confirming the actual date of the Commencement Date. If Tenant fails to open the Demised Premises to the public for business on the Commencement Date, Tenant shall pay to Landlord, in addition to other charges hereunder, an amount equal to twice the amount of Minimum Guaranteed Rental until such time as Tenant opens the Demised Premises to the public for business. If Tenant fails to open the Demised Premises to the public for business within ninety
(90) days after the Commencement Date, such failure shall constitute an event

SHOPPING CENTER LEASE AGREEMENT - Page 4

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of default hereunder and Landlord may, without any notice which may be required in Article 19 or otherwise or demand whatsoever, exercise one or more of the remedies set forth in Article 19. Any occupancy of the Demised Premises by Tenant prior to the Commencement Date (including any construction activities in the Demised Premises by Tenant) shall be subject to all of the terms and provisions of this Lease (except the payment of Rent, but only if this Lease expressly permits Tenant to occupy the Demised Premises early without the payment of Rent).

     3.3 FIRE PROTECTION. Tenant shall, at Tenant's expense, install in the Demised Premises such fire extinguishers, smoke detectors, heat sensors and other fire detection or prevention equipment, and make any changes, modifications, alterations or additions thereto, as may be required or recommended by any law, regulation or order of any governmental authority, by any national or local board of fire underwriters or insurance exchange
(or other bodies exercising similar functions thereto) or by any insurance company providing insurance upon the Demised Premises, or required in order to prevent the imposition of any penalty, additional charge or increase in the fire insurance rate as fixed by said board or exchange from time to time. Any sprinkler equipment, smoke detectors, heat sensors and other fire prevention or detection equipment installed in the Demised Premises shall be maintained in good order and repair by Tenant, at Tenant's sole cost and expense, shall be subject to all requirements of this Lease applicable to any construction by Tenant in the Demised Premises, shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease and shall be subject to Landlord's prior written approval, which approval may be conditioned upon, without limitation, the requirement that Tenant comply with all applicable laws, ordinances, and governmental regulations and all applicable requirements, orders and regulations of any insurance company providing coverage on any part of the Shopping Center and that any such equipment shall be compatible and/or integrated with any sprinkler or fire protection or detection system installed in, or planned for, the building in which the Demised Premises is located.

     3.4 TRUCK ACCESS. Any delivery or construction vehicles serving the Demised Premises shall travel only on designated paths of travel approved by Landlord. Delivery vehicles shall only deliver goods to the approved loading areas of the Shopping Center.

ARTICLE 4: RENT

    4.1 PAYMENT TERMS. Rent shall accrue hereunder from the Commencement Date, and shall be payable to Landlord at Landlord's Address, or at such other address as Landlord may specify in writing.

SHOPPING CENTER LEASE AGREEMENT - Page 5

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     4.2 MINIMUM GUARANTEED RENTAL. Tenant shall pay to Landlord Minimum
Guaranteed Rental in monthly installments in the amount specified in Section 1.1(i) above. The first (1st) such monthly installment shall be due and payable, without notice or demand, on or before the date Tenant executes and delivers to Landlord this Lease, and subsequent installments shall be due and payable without notice or demand, on or before the first (1st) day of each succeeding calendar month during the Lease Term; provided, however, that, if the Commencement Date is a date other than the first (1st) day of a calendar month, there shall be due and payable, without notice or demand, on or before such date, as Minimum Guaranteed Rental for the balance of such calendar month, a sum equal to that proportion of the Minimum Guaranteed Rental specified for the first (1st) full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

    4.3 OPERATING COSTS CHARGE. Tenant shall pay to Landlord Operating Costs Charge in monthly installments in the amount specified in Section 1.1(k) above. The first (1st) such monthly installment shall be due and payable, without notice or demand, on or before the date Tenant executes and delivers to Landlord this Lease, and subsequent installments shall be due and payable, without notice or demand, or or before the first (1st) day of each succeeding calendar month during the Lease Term; provided, however, that, if the Commencement Date is a date other than the first (1st) day of a calendar month, there shall be due and payable, without notice or demand, on or before such date, as Operating Costs Charge for the balance of such calendar month, a sum equal to that proportion of the Operating Costs Charge specified for the first (1st) full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

     4.4 PERCENTAGE RENTAL. In addition to the Minimum Guaranteed Rental, Tenant shall also pay to Landlord for each year during the term of this Lease, percentage rental ("Percentage Rental") determined by (i) multiplying the total Gross Sales, as defined hereafter, made in or from the Demised Premises during the particular calendar year by the Percentage Rental Rate stated in Section 1.1(j) and then (ii) subtracting from the product thus obtained the Minimum Guaranteed Rental paid by Tenant to Landlord for such calendar year. The Percentage Rental shall be paid in monthly installments as follows: On or before the tenth (10th) day of each calendar month during the Lease Term, Tenant shall pay to Landlord, after deducting therefrom the Minimum Guaranteed Rental paid for the preceding calendar month, a sum of money equal to the product of the Percentage Rental rate specified, multiplied by the total Gross Sales made in or from the Demised Premises during such month. In the event that the total of the monthly payments of

SHOPPING CENTER LEASE AGREEMENT - Page 6

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Percentage Rental for any calendar year is not equal to the annual Percentage
Rental computed on the amount of Gross Sales for such calendar year in accordance with the Percentage Rental Rate, then Tenant shall pay to Landlord any deficiency within sixty (60) days after the end of such calendar year, or Landlord shall refund to Tenant any overpayment within sixty (60) days after receipt by Landlord of the certified annual report of sales required by
Section 5.1. In no event shall the Rent to be paid by Tenant and retained by Landlord for any calendar year be less than the annual Minimum Guaranteed Rental herein specified.

Notwithstanding the generality of the foregoing, if (a) Tenant fails to open the Demised Premises to the public for business on the Commencement Date, or
(b) Tenant shall cease to keep its business in the Demised Premises open to the public for any reason during any portion of the Lease Term, then the amount of Minimum Guaranteed Rental paid by Tenant to Landlord during the period from the Commencement Date to the date that Tenant opens the Demised Premises to the public for business and during any such period when Tenant's business in the Demised Premises shall not be open to the public for business, shall not, for the purpose of computation of Percentage Rental for the applicable calendar year or years during which the Demised Premises was not open to the public for business in accordance with this Section 4.4 be excluded from the Minimum Guaranteed Rental paid by Tenant to Landlord for the applicable calendar year and shall not be subtracted from the product obtained in clause (i) of the first sentence of this Section 4.4

     4.5 PERCENTAGE RENTAL FOR PARTIAL CALENDAR YEARS. If this Lease should commence on a date other than the first (1st) day of a calendar year or terminate on a date other than the last day of a calendar year, Percentage Rental for such fractional part of the calendar year following the Commencement Date or preceding the termination date, as the case may be, shall be paid at the Percentage Rental Rate for all Gross Sales made during such fractional part of a calendar year, after deducting from such Percentage Rental all payments of Minimum Guaranteed Rental for such fractional period, such Percentage Rental to be paid in monthly installments as provided above with respect to full calendar years.

     4.6 GROSS SALES. The term "Gross Sales" as used herein shall be construed to include the entire amount of the sales price, whether for cash, credit, trade-ins, or otherwise, of all sales and leases of merchandise (including gift and merchandise certificates), food, beverages, services, and other receipts whatsoever of all business conducted at, in or from the Demised Premises, including without limitation, mail or telephone orders received or filled at the Demised Premises, deposits not refunded to purchasers, orders taken, although said orders may be filled elsewhere, catalog sales, sales to employees, sales through vending machines or other devices, and sales by any sublessee,

SHOPPING CENTER LEASE AGREEMENT - Page 7

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concessionaire or licensee or otherwise in said Demised Premises, sales made at, in or from other premises more particularly described in Section 24.1, if any, and insurance proceeds and/or condemnation awards received for loss of sale, profits or business. Each sale upon installment or credit shall be treated as a sale for the full price in the month during which such sale was made irrespective of the time when Tenant receives payment from its customer. Each lease of goods or services by Tenant shall be treated as a sale in the month during which such lease is made in an amount equal to the total rent or other consideration payable during the term thereof, irrespective of the time when Tenant shall receive payment from its customer. No deduction shall be allowed for uncollected or uncollectible credit accounts. Gross Sales shall not include, however, any sums collected and paid out for any sales or excise tax imposed by any duly constituted governmental authority where the amount of such tax is separately charged to the customer, nor shall it include the exchange of merchandise between the stores of Tenant, if any, where such exchanges are made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made at, in or from the Demised Premises and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made at, in or from the Demised Premises, nor the amount of returns to shippers or manufacturers, nor the amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by purchaser and accepted by Tenant, nor sales of Tenant's fixtures.

     4.7 DEADLINE FOR PAYMENT OF RENT. It is understood that the Minimum Guaranteed Rental is payable on or before the first (1st) day of each calendar month (in accordance with Section 4.2 above) and Percentage Rental, if any, is payable on or before the tenth (10th) day of each calendar month, without offset or deduction of any nature. In the event any Rent is not received within five (5) days after its due date for any reason whatsoever, it is agreed that the amount thus due shall bear interest at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1 1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the aforesaid due date and terminating with the date on which Tenant makes full payment of all amounts owning to Landlord at the time of said payment. Any such increase shall be payable as additional Rent hereunder, shall not be considered as a deduction from Percentage Rental, and shall be payable immediately on demand.

     4.8 CONSECUTIVE LATE PAYMENTS. If Tenant fails in two (2) consecutive months to make Rent payments within ten (10) days after the date due, Landlord in order to reduce its administrative costs, may require, by giving written notice to Tenant (and in addition to any interest accruing pursuant to Section 4.7 above, as well as any other rights and remedies accruing pursuant to Article 10 or 20

SHOPPING CENTER LEASE AGREEMENT - Page 8

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below, or any other term, provision or covenant of this Lease), that Minimum
Guaranteed Rentals are to be paid quarterly in advance instead of monthly and that all future Rent payments are to be made on or before the due date by cash, cashier's check, or money order, and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of Rent as provided in this Lease. Any acceptance of a monthly Rent payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.

ARTICLE 5: SALES REPORTS AND RECORDS

     5.1 CERTIFIED STATEMENT OF GROSS SALES. On or before the tenth (10th) day of each calendar month during the Lease term, Tenant shall prepare and deliver to Landlord at the place where Rent is then payable a certified statement of Gross Sales (including, without limitation, Gross Sales made at, in or from the Demised Premises and Gross Sales made at, in or for other premises more particularly described in Section 24.1, if any) made during the preceding calendar month. In addition, within sixty (60) days after the expiration of each calendar year and within sixty (60) days after the termination of this Lease if this Lease should not terminate at the end of a calendar year, Tenant shall prepare and deliver to Landlord at the place where Rent is then payable, a statement of Gross Sales (including, without limitation, Gross Sales made at, in or from the Demised Premises and Gross Sales made at, in or from other premises more particularly described in
Section 24.1, if any) during the preceding calendar year (or partial calendar year), certified to be correct by an independent certified public accountant. Tenant shall furnish similar statements for its licensees, concessionaries, and subtenants, if any. All such statements shall be in such form as the Landlord may require. Without limiting the other remedies that Landlord may have hereunder, at law or in equity, if Tenant fails to timely prepare and deliver to Landlord any statement of Gross Sales, Landlord may require Tenant to pay a fine equal to Fifty Dollars ($50.00) per day from the date such statement of Gross Sales is due until the date it is received by Landlord to reimburse Landlord for the extra expense involved in handling such delinquent statement of Gross Sales. If Tenant fails to timely prepare and deliver to Landlord any two (2) consecutive statements of Gross Sales, Landlord shall have the right to have its auditors make a special audit of all books and records, wherever located, pertaining to such Gross Sales, and regardless of the correctness of such statements the expense of such audit shall be borne by Tenant, and such audit shall, in all other respects, be governed by the provisions of Section 5.3.

     5.2 CASH REGISTERS, BOOKS AND RECORDS. Tenant and each subtenant, licensee or concessionaire of Tenant shall in connection with all sales utilize in a manner satisfactory to Landlord cash registers equipped with sealed continuous totals and shall from

SHOPPING CENTER LEASE AGREEMENT - Page 9



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time to time furnish to Landlord serial numbers of all cash registers at any time utilized in the Demised Premises. Tenant and each subtenant, licensee or concessionaire of Tenant shall keep in the Demised Premises or at some other location in Dallas, Texas a permanent, accurate set of books and records of all sales of merchandise and revenue derived from business conducted in the Demised Premises (and other premises more particularly described in Section 24.1, if any), and all supporting records such as tax reports and banking records. All such books and records shall be retained and preserved for at least thirty-six (36) months after the end of the calendar year to which they relate and shall be subject to inspection and audit by Landlord and its agents at all reasonable times.

     5.3 AUDITS. In the event Landlord is not satisfied with the statements of Gross Sales submitted by Tenant, Landlord shall have the right to have its auditors make a special audit of all books and records, wherever located, pertaining to sales made at, in or from the Demised Premises. If such statements are found to be incorrect to an extent of more than two percent (2%) over the figures submitted by Tenant, Tenant shall pay for such audit. Tenant shall promptly pay to Landlord any deficiency or Landlord shall promptly pay to Tenant any overpayment, as the case may be, which is established by such audit. In addition, without limiting the other remedies that Landlord may have hereunder, at law or in equity, if such statements are found to be incorrect to an extent of more than five percent (5%) from the figures submitted by Tenant, Landlord may terminate this Lease upon ten (10) days' prior written notice to Tenant.

ARTICLE 6:  COMMON AREAS
------------------------

     6.1 DESCRIPTION OF COMMON AREAS. The term "Common Area" is defined for all purposes of this Lease as that part of the Shopping Center intended for the common use of all tenants, including among other facilities (as such may be applicable to the Shopping Center) parking areas, decks, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like but excluding space in buildings (now or hereafter existing) designed for rental for commercial purposes, as the same may exist from time to time, and further excluding streets and alleys maintained by a public authority. Landlord reserves the right to change from time to time the dimensions, size and location of the Common Area, as well as the dimensions, identity and type of any buildings in the Shopping Center and to construct additional buildings or additional stories on existing buildings (including, without limitation, the building in which the Demised Premises is located) or other improvements in the Shopping Center, for any purpose whatsoever at Landlord's sole discretion. Landlord reserves the right to add additional land to the Shopping Center, to be used as remote or off-site parking areas or for any

SHOPPING CENTER LEASE AGREEMENT - Page 10

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other purpose suitable for the Shopping Center, and in such event, Landlord may designate such additional land as "Common Area" or for any other purpose. Landlord reserves the right from time to time to restripe portions of the Common Area to provide for parking spaces as Landlord in its discretion shall determine, including, without limitation, to provide for parking spaces for small automobiles. Landlord also reserves the right to dedicate portions of the Common Area and other portions of the Shopping Center (excepting only the Demised Premises) for street, park, utility and other public purposes. Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the non-exclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants to the Shopping Center and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas within the Shopping Center or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked. In this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, subtenants, licensees or concessionaires, and Tenant agrees that if any automobile or other vehicles owned by Tenant or any of its employees, subtenants, licensees, or concessionaires shall at any time be parked in any part of the Shopping Center other than the specified areas designated for employee parking, Tenant shall pay to Landlord, as additional Rent, within ten (10) days of demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day or part thereof, such automobile or other vehicle is so parked and Landlord shall be, and is hereby, authorized to cause such automobile or other vehicle to be removed to another location, either within or beyond the Shopping Center, using such force or other means as may be necessary or convenient to such purpose, and Tenant shall pay all costs of such removal and shall indemnify Landlord, its employees and agents, and hold each of them harmless from any and all claims of whatsoever sort which may arise by reason of such removal. Without limiting the foregoing, Landlord shall have the right to establish parking by permit or such other procedures or formats for parking as Landlord shall deem appropriate to control use of the parking facilities and shall have the right to operate, or permit to be operated, valet parking. Landlord shall have the right to restrict parking for particular users during particular hours of the day in such manner as Landlord deems advisable for the benefit of the Shopping Center. Landlord shall also have the right to establish and enforce fees for the right to use the parking spaces within the Shopping Center by Tenant, or any of its employees, subtenants, licensees or concessionaires or any of their respective employees or invitees. Parking fees collected by Landlord for use of the parking facilities by retail tenants of the

SHOPPING CENTER LEASE AGREEMENT - Page 11

Shopping Center, their employees and customers, shall be applied to reduce Operating Costs, as defined in Section 6.4, generated by such parking facilities; provided, however, that any parking fee, revenue or charge collected by Landlord from the tenants or occupants, or their respective employees or invitees, of any hotel, residential building, office space or other non-retail building or premises shall not be applied to reduce Operating Costs. Tenant shall not solicit business or display merchandise within the Common Area or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

     6.2 SUBSTITUTE PARKING. Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Shopping Center, which areas may be elevated, surface or underground.

     6.3 OPERATION AND MAINTENANCE. Landlord shall be responsible for the operation, management, and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord.

     6.4 TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS. Tenant agrees to pay as additional Rent, as hereinafter provided, the Operating Costs Charge which represents Tenant's proportionate share of certain costs relating to the operation and maintenance of the Shopping Center (such costs referred to in this Lease as "Operating Costs") described as the aggregate of:

     (a) the cost of operation and maintenance of the Common Area, including specifically, without limitation, such maintenance and repair as Landlord in its discretion shall determine; pedestrian traffic direction and control (including, among other costs, maintenance and repair of any stairs, elevators or escalators); costs and expenses of planting, maintaining, replanting and replacing flowers, plants, shrubbery, trees and other landscaping; water and sewerage charges; interior and exterior painting; required licenses and permits; costs and expenses of supplies; illumination of the buildings and the Common Area (including, among other costs, maintenance of fixtures, the cost of light bulbs, and special holiday lighting); maintenance, repair and replacement of heating, ventilating, air conditioning and other equipment, if any, in the Common Area, and sanitary control facilities; maintenance, repair and replacement of parking facilities (including, among other costs, sweeping and restriping); removal of snow, ice, trash, rubbish, garbage and other refuse; all costs and expenses of fire protection and sprinkler installation and maintenance; security services (both on and off site); traffic control and policing (including, among other costs, traffic signs and markers, both on

SHOPPING CENTER LEASE AGREEMENT - Page 12 and off site); holiday and other decorations; depreciation of the capital costs of, and rent for the leasing of, any machinery, equipment and vehicles used in connection with the operation and maintenance of the Common Area; maintenance, repair and replacement of all utility mains, lines, conduits and other facilities on, under or above the Common Area; all charges for utility services to the extent not billed directly to tenants (including, in the event of an enclosed mall or promenade in the Shopping Center, the cost of energy consumed by heating, ventilating and air conditioning the enclosed mall or promenade); premiums for hazard, public liability, rent loss, boiler and such other insurance as Landlord shall deem appropriate; ad valorem taxes, or taxes levied in lieu thereof, assessments and other governmental charges (foreseen or unforeseen, general or special, ordinary or extraordinary); any and all governmental impositions and surcharges; the costs of obtaining, operating and maintaining any shuttle bus system or other public transportation system, if the same are required by any law, rule, regulation, guideline or order of any governmental authority or if the same provide service to or from the Shopping Center available to the tenants of the Shopping Center or their employees or customers; the costs of acquisition, operation, repair, maintenance and replacement of any intercom system, loud speaker system or other communication system; the costs of shopping bags, tenant directories and indexes, tenant information kiosks and other amenities for the benefit of customers of tenants of the Shopping Center; the costs of operating, repairing, maintaining and insuring any works of art or other decorative elements in the Common Area; and the costs of acquisition, operation, repair, maintenance and replacement of any music program services or other entertainment services provided in the Common Area for the benefit of the tenants of the Shopping Center or their employees or customers; and

     (b) the following costs of operation and maintenance of the Shopping Center (notwithstanding that any of the following costs may not be associated with the Common Area): the costs of any capital improvements which (i) are made for the purpose of reducing Operating Costs, or (ii) may be required by any governmental authority under any governmental law, restriction, code or regulation which was enacted or became effective with respect to the Shopping Center after the initial date of completion of the Shopping Center, which such costs in subparagraphs (i) and (ii) above shall be amortized over the useful life or economic life of any such improvement as shall be determined in accordance with generally accepted accounting standards consistently applied, together with interest on the unamortized balance thereof at the rate of twelve percent (12%) per annum or such higher rate as may have been reasonably paid by Landlord on funds borrowed for the purpose of construction or installation of such capital improvements; salaries and wages (including, without limitation, taxes, insurance, pension, retirement, fringe and other benefits) of all employees and management personnel; management fees paid to any management company for managing the Shopping Center (which


SHOPPING CENTER LEASE AGREEMENT -- Page 13 management company may be affiliated with Landlord) or the costs of all general and administrative expenses, plus a reasonable allowance for Landlord's overhead costs, if Landlord directly manages the Shopping Center; the costs of repair, maintenance and replacement (including, without limitation, the costs of any inspection, testing and assessment in connection therewith) of all portions of the improvements and buildings (both interior and exterior) of the Shopping Center containing Common Area, premises leased to tenants, or both, including, but not limited to, floors, foundations, floor coverings, ceilings, walls, insulation, roofs and roof flashings, canopies, skylights, signs, fountains, windows, doors and hardware; and a reasonable reserve for non-annual major repairs and other expenses and costs otherwise includable in Operating Costs.

     (c) To the extent that any equipment, improvements, areas, services, facilities or other amenities are shared by the Shopping Center and other projects, a fair and reasonable allocation of the aggregate costs and expenses attributable to such shared amenities shall be made between the Shopping Center and such other projects. The proportionate share to be paid by Tenant of Operating Costs shall be computed by multiplying the total Operating Costs by a fraction, the numerator of which shall be the area of the Demised Premises, and the denominator of which shall be the Grass Leasable Retail Area within the Shopping Center, or, at the option of Landlord, the Gross Leasable Retail Area within the Shopping Center which is occupied by tenants from time to time, excluding the ground floor within any department store, office building (or office premises within any building also containing premises for retail tenants) or hotel now or hereafter within the Shopping Center. For any calendar year or partial calendar year period, the Gross Leasable Retail Area occupied shall be the average of the Gross Leasable Retail Area occupied on the first day of each month falling within such calendar year or partial calendar year period. If Tenant's share for any calendar year shall be more than the aggregate of the Operating Costs Charge paid by Tenant for that calendar year, as specified in Section 1.1(k) hereof, Tenant shall pay the additional amount to Landlord within ten (10) days of demand. If Tenant's share for any calendar year shall be less than the aggregate of such Operating Costs Charge payments, Landlord shall refund the excess amount to Tenant within one hundred twenty
(120) days after the end of such year. Landlord shall assess monthly or other periodic charges as the Operating Costs Charge as specified in Section 1.1(k) based upon the estimated annual Operating Costs, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Within one hundred twenty (120) days after the close of each calendar year or as soon thereafter as reasonably practicable, Landlord will furnish to Tenant a detailed statement of Operating Costs for such year, such statement to be prepared in accordance with standard accounting practices and to include an allocation of Tenant's shares of Operating Costs computed as herein provided. Any


SHOPPING CENTER LEASE AGREEMENT -- Page 14 necessary adjustments to the Operating Costs Charge shall be made promptly after delivery of such statement.

ARTICLE 7: USE AND CARE OF PREMISES
-----------------------------------

     7.1 USE; HOURS; TRADENAMES. The Demised Premises may be used only for the purpose or purposes specified as the "Permitted Use" in Section 1.1(n) above, and no other purposes without the prior written consent of Landlord.
Tenant shall comply with all rules and regulations established for the Shopping Center by Landlord from time to time, including the rules and regulations contained in EXHIBIT D attached to this Lease. Tenant shall use in the transaction of business in the Demised Premises the trade name specified in
Section 1.1(e) above and no other trade name without the prior written consent of the Landlord. Tenant shall not at any time leave the Demised Premises vacant, but shall in good faith continuously throughout the Lease term conduct and carry on in the entire Demised Premises the type of business for which the Demised Premises are leased. Tenant shall operate its business in an efficient, high class and reputable manner so as to produce the maximum amount of Gross Sales from the Demised Premises, and shall, except during reasonable periods for repairing, cleaning and decorating, keep the Demised Premises open to the public for business properly equipped with fixtures, stocked with adequate supply of seasonal merchandise and staffed with adequate personnel in attendance on all days and during all hours (including evenings) during any hours when the Shopping Center generally is open to the public for business, except to the extent Tenant may be prohibited from being open for business by applicable law, ordinance or governmental regulation. Tenant may, in Tenant's discretion, and subject to any applicable law, ordinance or governmental regulation, and subject further to any rules and regulations governing hours as Landlord may from time to time prescribe in Landlord's sole discretion, keep the Demised Premises open to the public for business on all days and during all hours in excess of the minimum hours of operation imposed above; provided, however, that Landlord shall not be obligated to provide security services, heating, air conditioning or light in or access through the mall, if any, or other portions of the Common Area or security services or light in the parking areas, decks and other parking facilities, past the normal hours of operating of such facilities or services as determined by Landlord in Landlord's sole discretion; and, provided further, that Tenant shall pay to Landlord all costs incurred by Landlord in connection therewith as additional Rent within ten (10) days of demand. Tenant shall not take inventory during any period that Tenant is obligated to be open to the public for business. Without limiting Tenant's other obligations under this Section 7.1 or any other provision of this Lease, as partial consideration for the grant of the non-exclusive license to Tenant to use Landlord's tradename "Village on the Parkway" in Section 7.6, Tenant agrees to operate its business in the Demised Premises at a standard which is equal to or better than the standard it is


SHOPPING CENTER LEASE AGREEMENT -- Page 15 currently maintaining at the most successful store operated by Tenant under the trade name specified in Section 1.1(e) as of the date of this Lease, if any, or, alternatively, comparable to the most successful store operated by Tenant's competitors in the geographic markets in which Tenant operates, and which Tenant has represented to Landlord, as a material inducement to Landlord in making this Lease, that it shall maintain in the Demised Premises at the above-described standard throughout the Lease term; which such standard of operation of Tenant's business shall encompass, without limitation, the quality of the merchandise it offers for sale, its methods of doing business, the quality and quantity of its advertising, the quality of its interior displays, the type and quality of its fixtures, the adequate staffing of its personnel and the general conduct of its business. Landlord and Tenant agree, without limiting the other remedies that Landlord may have hereunder, at law or in equity, that because of the difficulty or impossibility of determining Landlord's damages which would result from Tenant's violation of this Section 7.1 or Section 7.6, including, without limitation, damages from loss of Percentage Rental from Tenant and other tenants, and diminished economic value, Landlord shall, if Landlord so elects, be entitled to liquidated damages in an amount equal to Minimum Guaranteed Rental, prorated on a daily basis and increased by fifty percent (50%), for each day that Tenant shall fail to strictly and fully comply with the provisions of this Section 7.1 or Section 7.6. In addition, Landlord shall have the right to obtain specific performance by Tenant upon Tenant's failure to strictly and fully comply with the provisions of this Section 7.1 or Section 7.6.

     7.2 NO USES WHICH INCREASE OR INVALIDATE INSURANCE. Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premises or use of the Demised Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or other parts of the Shopping Center. If Landlord shall consent to such use and occupancy by Tenant, Tenant shall pay on demand as additional Rent the additional insurance premiums resulting from such use and occupancy. Tenant shall not keep anything within the Demised Premises or use the Demised Premises for any purpose which would require Landlord to make any alteration to the Demised Premises or any other portion of the Shopping Center. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk.

     7.4 NO FIRM SALES, ETC. Tenant shall not conduct within the Demised Premises any fire, auction, bankruptcy, moving, "going-out-of-business," "lost-our-lease," or similar sales or operate within the Demised Premises a "wholesale" or "factory outlet" store, a cooperative store, a "second hand" store, a "surplus" store or a store commonly referred to as a "discount house". Tenant shall not advertise that it sells its products or services at "discount", "cut-price", or "cut-rate" prices. Tenant

SHOPPING CENTER LEASE AGREEMENT - Page 16 shall not permit any objectionable or unpleasant odors or loud noises to emanate from the Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the name can be seen or heard from outside the Demised Premises nor place any antenna, awning or other projection on the exterior of the Demised Premises nor place or display any merchandise, fixtures or other property or any signs or other advertising media in the Shopping Center outside the perimeter of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants or occupants of the Shopping Center or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Shopping Center. If Tenant shall place or display any such merchandise, fixtures or other property or any signs or other advertising media in the Shopping Center outside the perimeter of the Demised Premises, Landlord may, without limiting the other remedies that Landlord may have hereunder, at law or in equity, require Tenant to pay, as additional Rent, within ten (10) days of demand, a fine equal to Fifty Dollars ($50.00) per day any such property, signs or other advertising media remain in any portion of the Shopping Center outside of the perimeter of the Demised Premises, and Landlord shall be, and is hereby, authorized to move any such property, signs or other advertising media into the Demised Premises or, at Landlord's election, to remove and store, at Tenant's expense, the same at some other location either within or outside the Shopping Center, using such means as Landlord deems necessary or convenient to such purpose, without being liable to Tenant for protection or any claim for damages therefor. In no event shall any portion of the Demised Premises be used for the sale, service or consumption of any alcoholic beverages.

     7.4 NO WASTE. Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised Premises and sidewalks, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times, and shall carefully store in an orderly manner all trash and garbage within the Demised Premises, arranging for the regular pick-up of such trash and garbage at Tenant's expense. Notwithstanding the foregoing, Landlord may elect, in its sole discretion, to procure services for trash and garbage pick-up for Tenant and other tenants in the Shopping Center, in which event the cost for such Landlord-provided services will be included as an Operating Cost. Receiving and delivery of goods and merchandise and removal or garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Shopping Center area.

     7.5 DISPLAY WINDOWS. Tenant shall maintain all display windows in a neat, attractive condition, and shall keep all display windows, exterior electric signs and exterior lighting under any

SHOPPING CENTER LEASE AGREEMENT - Page 17 canopy in front of the Demised Premises lighted from dusk until 11:00 P.M. every day, including Sundays and holidays. If Tenant shall fail to maintain such display windows and exterior electric signs lighted from dusk until 11:00 P.M. every day, including Sundays and holidays, Landlord may require Tenant to pay an additional Rent upon demand a fine equal to Fifty Dollars ($50.00) per day.

     7.6 ADVERTISING; TRADENAME LICENSE. Tenant shall, at Tenant's sole cost and expense, advertise the business activities of Tenant within the Demised Premises only (and not the business activities of Tenant within any of Tenant's other commercial establishments) in a single special "grand opening" advertisement satisfactory to Landlord, promoting the opening of the Demised Premises to the public for business. Tenant shall include the address and identity of its business activities in the Demised Premises in all advertisements made by Tenant in which the address and identity of any similar local business activity of Tenant is mentioned and shall not divert from the Demised Premises any business which normally would be transacted there. Tenant acknowledges that the name of the Shopping Center "Village on the Parkway" is a distinctive tradename of Landlord used to describe a Class A multi-tenant retail shopping center located at the southeast corner of the intersection of Beltline Road and the Dallas Parkway in the City of Addison, Dallas County, Texas. Landlord hereby grants Tenant a non-exclusive license to use the name of the Shopping Center "Village on the Parkway" in Tenant's advertisements of its business activities in the Demised Premises, provided that use by Tenant in advertising, letterheads or otherwise of the name of the Shopping Center or pictures or drawings of the Shopping Center and buildings contained therein, or any other distinctive trade name or trademark used by Landlord shall be subject to such restrictions and regulations as Landlord may from time to time prescribe.

     7.7 PERMITS AND LICENSES. Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and otherwise and otherwise comply with all applicable laws, ordinances, and governmental regulations and any order or regulation of any insurance company providing coverage on any part of the Shopping Center. Tenant shall also comply with all reasonable rules and regulations which Landlord may from time to time prescribe governing the conduct of business within the Shopping Center. Tenant will be responsible for causing its employees, customers, subtenants, licensees and concessionaires to comply with all such laws, ordinances and regulations.

     7.8 ENVIRONMENTAL COMPLIANCE. Landlord makes no warranties regarding the environmental condition of the Demised Premises and Shopping Center. Tenant acknowledges it has been afforded an opportunity prior to the execution of this Lease to conduct the investigations and inspections it deems necessary to determine that

SHOPPING CENTER LEASE AGREEMENT - Page 18 the environmental condition of the Demised Premises and Shopping Center are acceptable. The term "Hazardous Materials" as used herein shall mean (a) any substance the presence of which requires special handling, investigation, notification or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (b) any substance which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42
U.S.C. section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C section 6901 et seq.), the Toxic Substances Control Act (15 U.S.C.
section 2601 et seq.), the Federal Insecticide Fungicide and Rodenticide Control Act (7 U.S.C. section 136 et seq.), the Texas Solid Waste Disposal Act (Tex.Rev.Civ.Stat.Ann. Art. 4477-7 et seq.), the Occupational Safety and
Health Act of 1970 (29 U.S.C. section 651 et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. section 11001 et seq.), the Clean Water Act (33 U.S.C. section 1251 et seq.), the Texas Water Code (Section 26.001 et seq.), the Safe Drinking Water Act (42 U.S.C. section 300f et seq.), the Hazardous and Solid Waste Amendments of 1984 (Public Law
86-616, Nov. 9, 1984), the Hazardous Materials Transportation Act (49 U.S.C.
section 1801 et seq.), the Federal Clean Air Act (42 U.S.C. section 7401 et seq.) and the Texas Clean Air Act (Tex.Rev.Civ.Stat.Ann. Art. 4477-5 et seq.); (c) any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of Texas or any political subdivision thereof; any substance the presence of which on the Property causes or threatens to cause an erosion, contamination, drainage or nuisance problem upon the Property or to adjacent properties (including on nearby public roads and rights-of-way) or poses or threatens to pose a hazard to the health or safety of persons on or about the Property):
any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons; and (d) any substance which contains polychlorinated biphenyls, asbestos, or urea formaldehyde foam insulation. Tenant shall not use, and shall not permit any subtenant, licensee, concessionaire, employee, agent or invitee to use, any portion of the Demised Premises or the Shopping Center, for the placement, storage, manufacture, disposal or handling of any Hazardous Materials. Landlord shall have the right to conduct from time to time such inspections of the Demised Premises as Landlord deems appropriate in its sole discretion to determine the existence of any Hazardous Materials therein. In the event Tenant places or discovers any Hazardous Materials in the Demised Premises, Tenant shall immediately notify Landlord thereof.
Tenant shall not attempt any removal, abatement or remediation of any Hazardous Materials in the Demised Premises, or any remodeling or construction in the Demised Premises which might disturb or release

SHOPPING CENTER LEASE AGREEMENT - Page 19 any Hazardous Materials, without first obtaining the prior written consent of Landlord. Landlord shall have the right to inspect, review and approve any removal, abatement or remediation of any Hazardous Materials, including, without limitation, the right to approve the scope, timing and techniques of any such work and the appointment of all contractors, engineers, inspectors, and consultants in connection with any such work. Upon obtaining the written approval of Landlord therefor, Tenant shall proceed with reasonable diligence to effect the removal, abatement or remediation of any Hazardous Materials in the Demised Premises, or to proceed with remodeling or reconstruction which might be disturbed or released as a result of any remodeling or construction in the Demised Premises, in accordance with Landlord's requirements therefor. Tenant shall be responsible for the cost of any removal, abatement or remediation work of any Hazardous Materials placed, stored, manufactured, disposed of or handled by Tenant or Tenant's subtenants, licensees, or concessionaires, or any of their respective employees, agents, invitees, in the Demised Premises or any other portion of the Shopping Center and for the cost of any removal, abatement, or remediation of any Hazardous Materials which might be disturbed or released as a result of any remodeling or construction in the Demised Premises by Tenant, or Tenant's subtenants, licensees or concessionaires, or any of their respective employees or agents. Such costs shall include, without limitation, the cost of any consultant retained by Landlord in connection with such work. Tenant shall indemnify the Protected Parties, as defined in Section 13.1, and hold them harmless, from and against any loss, cost, liability or expense (including reasonable attorneys' fees and expenses and court costs) arising out of the placement, storage, manufacture, disposal, handling, removal, abatement or remediation of any Hazardous Materials by Tenant, or any removal, abatement or remediation of any Hazardous Materials required hereunder to be performed or paid for by Tenant, with respect to any portion of the Shopping Center, or arising out of any breach by Tenant of its obligations under this Section 7.8.

     7.9 WASTE MANAGEMENT.  Without limiting its obligations under this
Article 7 generally and under the Rules and Regulations in EXHIBIT D of the Lease, Tenant covenants and agrees to comply with all laws, rules, regulations and guidelines now or hereafter made applicable to the Demised Premises respecting the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease (the provision of janitorial services, if any, or trash collection, if any, by Landlord under this Lease shall not be construed as an express obligation of Landlord for the purposes of this Section), including, but not limited to, laws, rules, regulations and guidelines respecting recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant covenants and agrees to comply with all rules and regulations established by Landlord to enable Landlord

SHOPPING CENTER LEASE AGREEMENT - Page 20 from time to time to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Demised Premises, and (ii) in performing Landlord's obligations under this Lease, if any. Tenant further covenants and agrees to comply with all rules and regulations established by Landlord to enable Landlord from time to time to avail itself of the lowest rate available for the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant. Tenant covenants and agrees to indemnify, defend, protect and hold Landlord harmless [in accordance with Article 13.1 of the Lease] from and against all liability (including costs, expenses and attorneys' fees) that Landlord may sustain by reason of Tenant's breach of its obligations under this paragraph. Tenant's obligations under this paragraph shall survive the expiration of the Lease term and any renewal or extension thereof.

     7.10 AMERICANS WITH DISABILITIES ACT. Tenant agrees to comply with all requirements of the Americans with Disabilities Act (Public Law 101-336
(July, 26 1990)) applicable to the Demised Premises and the Common Area associated with Tenant's use of the Demised Premises. Tenant agrees to indemnify and hold Landlord harmless for any and all expenses, liabilities, costs or damages suffered by Landlord as a result of additional obligations which may be imposed on the Shopping Center under the Americans with Disabilities Act by virtue of Tenant's operations. Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Demised Premises and/or Shopping Center to accommodate disabled employees and customers of Tenant. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under the Americans with Disabilities Act and any provision of the Lease which could arguably be construed as authorizing a violation of the Act shall be interpreted in a manner which permits compliance with the Act and is hereby amended to permit such compliance.

ARTICLE 8:  MAINTENANCE AND REPAIR OF PREMISES

     8.1 LANDLORD'S MAINTENANCE. Landlord shall keep the foundation (excluding any special foundation poured at Tenant's insistence and the slab floor and other elements), the exterior walls (except plate glass windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special store fronts; lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) and roof of the Demised Premises (hereinafter collectively called "Landlord's Repair Work") in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant its agents, employees, subtenants, licensees,

SHOPPING CENTER LEASE AGREEMENT - Page 21 concessionaires, contractors or subcontractors. In the event that the Demised Premises should become in need of repairs required to be made by "Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord; and Landlord shall not be responsible in any way for failure to make any actual repairs which need to be made until a reasonable time shall have elapsed after receipt by Landlord of such written notice.

     8.2 TENANT'S MAINTENANCE. Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass and repairs, replacements and alterations required by any governmental authority or any insurance company providing coverage on any part of the Shopping Center, except for repairs and replacements required to be made by Landlord under the provisions of Section 8.1, Article 15 and
Article 16. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under or above the Demised Premises.
Tenant shall, at Tenant's sole cost and expense, maintain the Demised
Premises (including, without limitation, the furniture, furnishings, trade fixtures, partitions, ceiling, floor coverings, equipment, signs, painting, decorating and other items therein) in substantially the same condition and appearance as at the date that Tenant opened the Demised Premises to the public for business. Tenant shall construct, install, operate and maintain its leasehold improvements, furniture, fixtures, equipment and other property in the Demised Premises in such a manner so as to not overload any portion of the floor or foundation of the Demised Premises. Tenant shall throughout the Lease term maintain at Tenant's sole cost and expense a maintenance contract covering the heating, ventilating and air conditioning facilities within the conditions as Landlord may reasonably request. If Tenant fails to do so, Landlord may, but shall have no obligation to, retain a service company to do so on behalf of and for the account of Tenant, and the cost thereof shall be payable by Tenant to Landlord as additional Rent on demand. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its Stock or business by reason of such repairs; and Tenant shall pay to Landlord within ten (10) days of demand, as additional Rent hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant (but in no event to exceed 1-1/2 per month), such interest to accrue


SHOPPING CENTER LEASE AGREEMENT - Page 22 continuously from date of payment by Landlord on behalf of Tenant. At the expiration or earlier termination of this Lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in Section 8.1, Article 15 and
Article 16 of this Lease.

ARTICLE 9:  ALTERATIONS

      9.1 TENANT'S ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, except for the work described in EXHIBIT C, if any, and the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises. All alterations, additions, improvements and fixtures (other than Tenant's unattached, readily movable furniture and office equipment) which may be made or installed by either party upon the Demised Premises shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease without credit or compensation; provided, however, if Landlord requests their removal, Tenant shall remove the same and restore the Demised Premises to their original condition at Tenant's expense. Subject to the provisions of Section 20.1, upon the termination of this Lease, Tenant shall, at Tenant's expense, remove all of its unattached, movable trade fixtures from the Demised Premises and repair any damage occasioned by such removal. Any such trade fixtures or other property of Tenant not so removed shall be deemed abandoned by Tenant, and Landlord, at Landlord's option, shall have the right to retain all or any part of such property, in such property, in which event title thereto shall thereupon vest Landlord, or remove from the Demised Premises and dispose of in any manner all or any part of such property, in which latter event Tenant shall pay to Landlord as additional Rent within ten (10) days of demand the actual expense of such removal and disposition and the actual expense of repair of any damage to the Demised Premises resulting from or caused by such removal. The obligations of this Section 9.1 shall survive the termination of this Lease. At the termination of this Lease, Tenant shall remove Tenant's signs and shall restore the face brick to its original condition at Tenant's sole cost and expense.

      9.2 CONSTRUCTION STANDARDS. All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Shopping Center. Without limitation on the generality of the foregoing, Landlord shall have the right to require that such work be performed during hours when the Shopping Center is not open for business, and in accordance with the provisions of this Lease, including, without limitation, Section 7.8 on hazardous materials, and any other rules and


SHOPPING CENTER LEASE AGREEMENT - Page 23
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regulations which Landlord may from time to time prescribe. During any period of such work, Tenant shall have adequate fire extinguishers within the Demised Premises. All costs of such work shall be paid promptly so as to prevent the assertion of any liens for labor or materials. Tenant agrees to indemnify the Protected Parties, as defined in Section 13.1 and hold
Protected Parties harmless against any loss, liability or damage resulting from such work, even if any such loss, liability or damage arises from or is attributable to the concurrent negligence of any of the Protected Parties where such concurrent negligence is not the primary cause thereof, and Tenant shall, if requested by Landlord, furnish bond or other security satisfactory to Landlord against any such loss, liability or damage. Whenever Tenant proposes to do any construction work within the Demised Premises, it shall first furnish to Landlord plans and specifications in such detail as Landlord may request covering all such work. Such plans and specifications shall comply with such requirements as Landlord may from time to time prescribe for construction within the Shopping Center. In no event shall any construction work be commenced within the Demised Premises without Landlords's written approval of such plans and specifications. Tenant shall employ workmen and contractors approved in advance in writing by Landlord and in a manner and upon terms and conditions and at times satisfactory to and approved in advance in writing by Landlord. In any instance where Landlord grants such approval, Landlord may grant such consent contingent and conditioned upon Tenant's employees, contractors, laborers, materialmen and others furnishing labor or materials for Tenant's job working in harmony and not interfering with any labor utilized by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and if at any any time such entry by one or more persons furnishing labor or materials for Tenant's work shall cause disharmony or interference for any reason whatsoever without regard to fault, the approval granted by Landlord to Tenant may be withdrawn at any time upon written notice to Tenant, and Tenant expressly agrees to have such person immediately removed from the Shopping Center. Nothing contained in this Lease shall be deemed or construed in any way constituting the consent of or request by Landlord, express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing or any materials for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of the Demised Premises, the Shopping Center, or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to a lien against the Demised Premises, the Shopping Center, or any part thereof, or against the estate of Landlord or Tenant therein.

      9.3 REFURBISHMENT. If the Lease term is four (4) years or more, then upon the written request of Landlord, which may be given at any time and from time to time after the earlier of the midpoint of the Lease term or the fifth
(5th) anniversary of the


SHOPPING CENTER LEASE AGREEMENT - Page 24

Commencement Date, Tenant shall, at Tenant's sole cost and expense, refurbish all or any portion of the interior or exterior of the Demised Premises comprising any portion of Tenant's Work described in EXHIBIT C specified in such written request of Landlord (which written request may be general or specific) to the end that the furniture, furnishings, trade fixtures, partitions, ceiling, floor coverings, equipment, signs, painting, decorating and other items so specified shall be restored to substantially the same condition and appearance as at the date that Tenant opened the Demised Premises to the public for business. Tenant shall, within thirty (30) days from the date of such written request, submit to Landlord plans and specifications for such refurbishing in such detail as Landlord may request. Such plans and specifications shall comply with such requirements as Landlord may from time to time prescribe for refurbishing. Tenant shall commence any such refurbishing promptly after receipt of Landlord's written approval of such plans and specifications ( which written approval may require modifications thereto) and shall complete the same in a good and workmanlike manner and in accordance with such plans and specifications approved by Landlord within ninety (90) days thereafter. In no event shall any refurbishing be commenced within the Demised Premises without Landlord's prior written approval of the plans and specifications therefor. Tenant shall conduct any such refurbishing in an efficient manner so as to not interfere with the operation of its business and in a manner not inconsistent with its obligations pursuant to Section 7.1.

ARTICLE 10: LANDLORD'S RIGHT OF ACCESS; RELOCATION

     10.1. ENTRY. Landlord shall have the right to enter upon the Demised Premises at any time for the purpose of inspecting the same, or of making repairs or additions to the Demised Premises, or of making repairs, alterations or additions to other premises, or of exercising any right of Landlord under Sections 2.4, 6.1 or 10.3 or any other provision of this Lease, or of showing the Demised Premises to prospective purchasers, lessees or lenders, without being liable to Tenant for any claim for damages or indemnification from Landlord or abatement of Rent or other charges hereunder.

     10.2 RELOCATION. Landlord hereby reserves the right at any time and from time to time to relocate the Demised Premises to other premises within the Shopping Center upon ninety (90) days' prior written notice to Tenant. Such relocation of the Demised Premises shall be at Landlord's sole cost and expense, and shall in no way affect the obligations or duties of either Landlord or Tenant hereunder. In the event that Tenant shall fail to promptly occupy, and open for business to the public in accordance with this Lease in, the new location within the Shopping Center designated by Landlord, Landlord may, at its option and in addition to any other remedies that Landlord may have hereunder, at law or in equity on

SHOPPING CENTER LEASE AGREEMENT - Page 25 account of such breach by Tenant of its obligations hereunder, terminate this Lease upon thirty (30) days' prior written notice to Tenant.

     10.3 BUILDING ALTERATIONS. Landlord hereby reserves the right at any time and from time to time to remove, demolish, make alterations or additions to the building in which the Demised Premises is located, the buildings adjoining the same and any other buildings in the Shopping Center. Landlord further reserves the right at any time and from time to time to construct, or to permit others to construct, other buildings or improvements within the Shopping Center. Such rights set forth in the two preceding sentences include, without limitation, the right to construct additional stories on any such building or buildings, the right to build adjoining the building or buildings, the right to construct multi-level, elevated, underground and other parking facilities within the Shopping Center and the right to erect in connection with any such construction or building temporary scaffolds and other aids to such construction or building. Landlord shall have the right at any time and from time to time to change the street address of the Demised Premises or the Shopping Center or to change the name of the Shopping Center without incurring any liability to Tenant.

     10.4 EXCAVATION. If an excavation shall be made upon land adjacent to the Demised Premises, Tenant shall permit the person authorized to do such excavation to enter the Demised Premises for the purpose of doing such work as such person deems necessary to preserve the building of which the Demised Premises is a part and to support the same by proper foundations without any claim for damages or indemnification from Landlord or abatement of Rent or other charges hereunder.

     10.5 LANDLORD'S SIGNS. Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last forty-five (45) days of the Lease term, it being understood that such signs shall in no way affect Tenant's obligations pursuant to Section 7.3, Section
11.1 or any other provision of this Lease.

ARTICLE 11: SIGNS; STORE FRONTS

     11.1 TENANT'S SIGNS. Tenant shall not, without Landlord's prior written consent (a) make any changes to the store front or (b) erect or install any signs, banners, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises, excepting only dignified displays of customary type for its display windows. All signs, banners, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord for the Shopping Center from time to time in the exercise of its sole discretion, and shall be subject to the

SHOPPING CENTER LEASE AGREEMENT - Page 26 prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times.

ARTICLE 12: UTILITIES

     12.1 FACILITIES. Landlord agrees within the Shopping Center to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply water, gas, electricity, telephone service and sewerage service to the Demised Premises.

     12.2 PAYMENT. Tenant shall promptly pay all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Demised Premises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event Tenant shall purchase the use of such services as are tendered by landlord, and shall pay on demand as additional Rent the rates established therefor by Landlord. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service.

     12.3 INTERRUPTIONS. Landlord shall not be liable for any interruption whatsoever in utility service.

ARTICLE 13:  INDEMNITY AND PUBLIC LIABILITY INSURANCE

     13.1 INDEMNITY. Landlord, Landlord's management company and their respective directors, partners, officers, employees and agents (all of such persons and entities herein collectively called the "Protected Parties") shall not be liable to Tenant or to Tenant's subtenants, licensees or concessionaires, or their respective employees, agents or visitors, or to any other person whomsoever, for any death, injury to person or damage to property caused by the negligence or misconduct of Tenant, Tenant's subtenants, licensees or concessionaires, or their respective employees or agents, or of any other person entering the Shopping Center under express or implied invitation of Tenant or Tenant's subtenants, licensees or concessionaires, or arising out of any act or occurrence in the Demised Premises, or arising out of any use of, or the conduct of any business in, the Demised Premises, or arising out of any use of, or conduct of any business in, any other portion of the Shopping Center by Tenant, Tenant's subtenants, licensees or concessionaires, or their respective employees, agents or invitees, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify the Protected Parties, and to hold them harmless, from and against any liability, loss, cost, claim or expense (including, without limitation, attorneys' fees and expenses, court costs and costs of investigation) arising out of,

SHOPPING CENTER LEASE AGREEMENT - Page 27 or alleged to have arisen out of, any such death, damage or injury, even if any such liability, loss, cost, claim or expense arises from or is attributed to the concurrent negligence of any of the Protected Parties where such concurrent negligence is not the primary cause therefor.

           13.2  LIABILITY INSURANCE.   Tenant, at Tenant's sole cost and
expense, shall procure prior to the commencement of any occupancy or construction in the Demised Premises and maintain throughout the Lease term a policy or policies of: (a) comprehensive commercial general liability insurance (with no limiting endorsements but including, without limitation, protective liability coverage on operations of independent contractors engaged in construction, products and completed operations liability coverage, form 294 endorsement (or comparable coverage) removing the exclusion of property "leased or occupied" by the insured, and broad form liability endorsement, without exclusions) against claims for "personal injury" liability (including, without limitation, bodily injury), death, property damage and advertising liability, with a limit of not less than One Million Dollars ($1,000,000.00) arising out of any one occurrence and an annual aggregate limit applicable to the Demised Premises only of at least One Million Dollars ($1,000,000.00), or with such other limits as may be required by Landlord, (b) workers' compensation insurance with a limit of not less than the minimum limit prescribed by applicable law, (c) employer's liability insurance with a limit of not less than Two Hundred Fifty Thousand Dollars ($250,000.00), and (d) automobile liability insurance with a limit of not less than Five Hundred Thousand Dollars ($500,000.00). All such insurance policies shall be written protecting Tenant as named insured and Landlord as additional insured, and shall be written on an "occurrence" basis, with deductibles satisfactory to Landlord, by an insurance company or companies of recognized responsibility, licensed and in good standing in the State of Texas, having a financial rating of not less than A+, XII as rated in the most current "Best's Insurance Reports" and shall be otherwise satisfactory to Landlord. All such insurance policies shall state that such insurance maintained by Tenant is primary over any insurance carried by Landlord, and each workers' compensation, employer's liability and automobile liability policy shall include a waiver of subrogation in favor of Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material modification of such insurance. Such policies or duly executed certificates of insurance evidencing such insurance shall be promptly delivered to Landlord prior to the commencement of any occupancy or construction in the Demised Premises and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord within ten (10) days of demand as additional Rent the premium cost thereof.

SHOPPING CENTER LEASE AGREEMENT - Page 28

Notwithstanding the generality of the foregoing, Landlord may at any time and from time to time require that the amount(s) of insurance to be maintained by Tenant under this Section 13.2 be increased if Landlord shall determine that such additional amounts are necessary to adequately protect Landlord's interest.

ARTICLE 14:  NON-LIABILITY FOR CERTAIN DAMAGES

           14.1  INJURY OR DAMAGE.   The Protected Parties, as defined in
Section 13.1, shall not be liable to Tenant for any injury to person or damage to property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in the Demised Premises or any other portion of the Shopping Center, including but not limited to, injury or damage caused by the Demised Premises or any other portion of the Shopping Center becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or by broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Demised Premises (except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Shopping Center or of any other persons whomsoever.

           14.2  SECURITY SERVICES.   To the extent permitted by law,
Landlord shall in no event be liable for any loss, cost, expense or damage suffered by Tenant as a result of any failure to supply security services, or for any loss, cost, expense or damage of any nature whatsoever attributable to such security services if furnished by Landlord. It is expressly understood and agreed that any security services furnished by Landlord shall not release, or in any way diminish, and shall not be deemed to release, or in any way diminish, Tenant's obligation to maintain security within and with respect to the Demised Premises. It is further expressly understood that the supply of any security services by Landlord is intended only to provide courtesy patrols of the Shopping Center and that if Tenant believes that in order to perform its obligations hereunder and its business operations that additional security services are required, Tenant may, at Tenant's sole cost, provide such additional security services Tenant believes necessary, provided that such additional security services shall be provided in such a manner as to cause the least amount of interference with the performance of Landlord's obligations under this Lease.

ARTICLE 15:  DAMAGES BY CASUALTY

           15.1  NOTICE OF CASUALTY.   Tenant shall give immediate written
notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

SHOPPING CENTER LEASE AGREEMENT - Page 29

           15.2  REBUILDING OR REPAIRS.   In the event that the Demised
Premises shall be damaged or destroyed by fire or other casualty insured under standard fire and extended coverage insurance and Landlord does not elect to terminate this Lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises, but Landlord shall not be required to spend for such rebuilding and repair an amount in excess of the insurance proceeds actually received by Landlord for the building and improvements as a result of such loss. In the event (a) the Demised Premises or the building in which the Demised Premises is located shall be destroyed or damaged by a casualty not covered by Landlord's insurance or (b) the Shopping Center, the Anchor Building, the Demised Premises or the building in which the Demised Premises is located shall be damaged or destroyed by a casualty covered by Landlord's insurance such that substantial alteration or reconstruction of the Shopping Center, Anchor Building, Demised Premises or the building in which the Demised Premises is located, in Landlord's sole opinion, is required (whether or not the Demised Premises shall have been damaged by such casualty), or (c) the holder of a mortgage, deed of trust or other lien on the Demised Premises at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien; to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, then Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Demised
Premises. Landlord shall give written notice to Tenant of such election within ninety (90) days after the occurrence of such casualty and if it elects to rebuild and repair shall proceed to do so with reasonable diligence.

           15.3  EXTENT OF REPAIR.   Landlord's obligation to rebuild and
repair under this Article 15 shall in any event be limited to restoring Landlord's Repair Work, as defined in Section 8.1, to substantially the same condition in which the same existed prior to the casualty, and Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by or on behalf of Tenant, and, if an EXHIBIT C is attached hereto, all items of Tenant's Work as described in EXHIBIT C.

           15.4 CONTINUATION OF TENANT'S BUSINESS. Tenant agrees that during any period of reconstruction or repair of the Demised Premises it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty not caused, in whole or in part, by Tenant or Tenant's agents, employees, subtenants, licensees, concessionaires or contractors until restoration of Landlord's Repair Work is completed, the Minimums Guaranteed Rental shall be

SHOPPING CENTER LEASE AGREEMENT - Page 30 reduced to such extent as may be fair and reasonable under the circumstances; however, there shall be no abatement of the Percentage-Rental and other charges provided for herein.

     15.5 TENANT'S CASUALTY INSURANCE. Tenant agrees at all times at its expense to keep its merchandise, fixtures and other property situated within the Demised Premises which Tenant is obligated to rebuild, repair and restore pursuant to Section 15.3 insured against fire, with extended coverage, to the extent of the full replacement cost thereof. Such insurance shall be carried with companies satisfactory to Landlord and shall be in form satisfactory to Landlord. Tenant shall obtain a written obligation of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material modification of such insurance. Such policies or duly executed certificates of insurance evidencing such insurance shall be delivered to Landlord prior to the commencement of Tenant's occupancy hereunder and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. The proceeds to Tenant of such insurance shall not be used, except with the consent of Landlord, for any purpose other than the repair or replacement of merchandise, fixtures and other property situated within the Demised Premises. Notwithstanding anything to the contrary in this Lease or otherwise, in the event of any damage to any merchandise, equipment, furniture, fixtures, leasehold improvements or other property of Tenant situated within the Demised Premises, including without limitation, any damage caused, in whole or in part, by the acts or omissions of Landlord, Landlord's management company or their respective agents or employees, then Tenant agrees to look solely to the proceeds, if any, accruing from Tenant's own insurance, and Tenant shall have no right or action against Landlord, Landlord's management company or their respective agents or employees on account of any such damage, and no third party shall have any such right by way of assignment, subrogation or otherwise.

     15.6 SUBROGATION. Subject to the conditions hereinafter specified in this Section 15.6 and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas with respect to the respective insurance that is to be carried by either Landlord or Tenant covering losses arising out of the destruction or damage to the Demised Premises or its contents or to other portions of the Shopping Center or to Tenant's occupancy and operation of the Demised Premises without invalidating or nullifying any such policy, or providing a defense to the applicable insurance carrier with respect to the coverage of any such policy, all such insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier. Notwithstanding the foregoing, nothing contained herein shall require either party to obtain the inclusion of such a waiver of

SHOPPING CENTER LEASE AGREEMENT - Page 31 rights of subrogation in the event that, because of the cost or premium attributable to such waiver, the obtaining of such waiver is not feasible and reasonable. Unless such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this
Section 15.6, Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Demised Premises or the Shopping Center, or any improvements thereto, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss and damage is actually recovered under such insurance policy. Nothwithstanding the foregoing, the failure of Tenant to take out or maintain any insurance policy required under Section 15.5 hereof shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by any such required policy. The waivers set forth in the immediately preceding sentence shall be in addition to, and not substitution for, any other waivers, indemnities, or exclusions of liabilities as set forth in this Lease.

ARTICLE 16: EMINENT DOMAIN

     16.1 SUBSTANTIAL. If more than thirty percent (30%) of the area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, then, at Landlord's option, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority.

     16.2 PARTIAL. If less than thirty percent (30%) of the area of the Demised Premises should be taken as aforesaid, this Lease shall not terminate; however, the Minimum Guaranteed Rental (but not Percentage Rental) payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations within the scope of Landlord's Repair Work, as defined in Section 8.1, to the remaining premises, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant, required to make the remaining portions of the Demised Premises an architectural whole. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant's, and, if an EXHIBIT C is attached hereto, all items of Tenant's Work as described in EXHIBIT C.

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     16.3 CONDEMNATION OF COMMON AREA. If any part of the Common Area should be taken as aforesaid, this Lease shall not terminate, nor shall the Rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this Lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Shopping Center shall be less than seventy percent (70%) of the area of the Common Area immediately prior to the taking. Any election to terminate this Lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within sixty (60) days after the date physical possession is taken by the condemning authority.

     16.4 CONDEMNATION AWARDS. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Shopping Center, Demised Premises and/or Common Area shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items are made to Tenant and such award does not diminish Landlord's award.

ARTICLE 17:  ASSIGNMENT AND SUBLETTING

     17.1 DIRECT TRANSFERS. Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or create any leased departments, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings.

     17.2 INDIRECT TRANSFERS. If Tenant is a corporation and if at any time during the Lease term, the person or persons who own a majority of either the outstanding voting shares or all outstanding shares of capital stock of Tenant at the time of execution of this Lease cease to own a majority of such shares (except as the result of transfers by devise or descent), the loss of a majority of such shares for any reason, including without limitation, merger, consolidation or other reorganization involving another corporation or entity, the loss shall be deemed an assignment of this Lease by Tenant and therefore subject in all respects to the provisions of Section 17.1 above. The previous sentence shall not apply, however, if at the time of the execution of this Lease the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market. If Tenant is a partnership and if at any time during the Lease term, the person or persons who own a majority partnership interest (general and/or limited) at the time of this Lease cease to own such majority interest (except as the result of transfers by devise

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or descent), the loss of such majority interest shall be deemed an assignment of this Lease by Tenant and therefore subject in all respects to the provisions of Section 17.1 above. If Tenant is a trust and if at any time during the Lease term, the person or persons who own a majority beneficial interest at the time of this Lease cease to own such majority interest
(except as the result of transfers by devise or descent), the loss of such majority interest shall be deemed an assignment of this Lease by Tenant and therefore subject in all respects to the provisions of Section 17.1 above.

     17.3 CONTINUING LIABILITY. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of Rent herein specified and for compliance with all of its other obligations under this Lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Landlord's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the Rent payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee, leased departments, or other transferee exceeds the Rent payable under this Lease, then Tenant shall be obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in any event of assignment or subletting it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind; or upon election by Landlord, such rentals shall be paid directly to Landlord as specified in Section 4.1 of this Lease (to be applied as a credit and offset to Tenant's Rent obligations).

     17.4 ENCUMBRANCES. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Demised Premises.

     17.5 LANDLORD'S TRANSFER. In the event of the transfer and assignment by Landlord if its interest in this Lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder


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may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

ARTICLE 18: TAXES AND INSURANCE

     18.1 PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord within ten
(10) days of demand that part of such taxes for which Tenant is primarily liable hereunder.

     18.2 AD VALOREM TAXES. Tenant shall pay to Landlord as additional Rent within ten (10) days of demand a proportionate share of the ad valorem taxes, or taxes levied in lieu thereof, taxes on real estate rental receipts, taxes on Landlord's gross receipts, assessments and other governmental charges (foreseen or unforeseen, general or special, ordinary or extraordinary) paid with respect to the Shopping Center during the Lease term after the Commencement Date (without duplication of taxes included in Operating Costs under Section 6.4), and a proportionate share of any cost or expense incurred by Landlord in an effort to effect a reduction in any such taxes, assessments and/or other governmental charges paid with respect to the Shopping Center during the Lease term (including, without limitation, attorneys' and appraisers' fees), computed on the same ratio that Tenant's proportionate share of Operating Costs is computed in accordance with Section 6.4, except as hereinafter provided. For any tax year or partial tax year period, the Gross Leasable Retail Area of the Shopping Center occupied shall be determined on the first day of January of each such tax year or partial tax year period. Tenant shall pay to Landlord monthly or other periodic charges based upon the estimated amount of such taxes, assessments and/or other governmental charges with respect to the Shopping Center for the next ensuing calendar year, payable in advance but subject to adjustment after the end of the calendar year on the basis of the actual cost for such year. Within one hundred twenty (120) days after the close of each calendar year, or as soon thereafter as reasonably practicable, Landlord will furnish to Tenant a detailed statement of such taxes, assessments and/or other governmental charges for such year, such statement to be prepared in accordance with standard accounting practices and to include an allocation of Tenant's share thereof computed as herein provided. Any necessary adjustments shall be made promptly after delivery of such statement. The payment to be made by Tenant for the tax year, in which the Commencement Date falls and in which this Lease terminates shall bear the same ratio to the payment which would be required to be made for the full tax

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

year as the number of days falling within such partial tax year bears to a full tax year. Landlord shall have the exclusive right (but not the obligation) to contest or appeal any such taxes, assessments or other governmental charges assessed or levied with respect to the Shopping Center.

     18.3 INCREASES IN AD VALOREM TAXES. If at any time during the Lease term, any alteration, addition or improvement shall be made by Tenant, and such alteration, addition or improvement shall cause an increase in ad valorem taxes, or taxes levied in lieu thereof, assessments or other governmental charges, Tenant shall pay to Landlord as additional Rent within ten (10) days of demand the amount of any such increase in addition to the payment of its proportionate share as provided in Section 18.2.

     18.4 TAXES ON RENT. If at any time during the Lease term, a tax or excise on Rent, or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this Lease or the rent or other charges reserved hereunder, as a substitute in whole or in part, or in addition to the general taxes described in this Article 18. Tenant agrees to pay to Landlord as additional Rent within ten (10) days of demand the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

     18.5 INSURANCE PREMIUMS. The premiums for any fire and extended coverage insurance maintained by Landlord; covering the Shopping Center shall be paid by Landlord; provided, however, Tenant shall pay to Landlord as additional Rent monthly in advance a proportionate share of the cost of such insurance (without duplication of insurance reimbursed under Section 6.4) computed on the same ratio that Tenant's proportionate share of Operating Costs is computed under Section 6.4.

ARTICLE 19: DEFAULT BY TENANT AND REMEDIES

     19.1 DEFAULTS. The following events shall be deemed to be events of default by Tenant under this Lease:

     (a) Tenant shall fail to pay any installment of Rent or any other sum of money required hereunder and such failure shall continue for a period of five
(5) days after the date due.

     (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than as described in subsection (a) above, and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant.


SHOPPING CENTER LEASE AGREEMENT - Page 36

     (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

     (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition for relief (or such petition for relief shall be filed against Tenant or such guarantor) under any section or chapter or the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or such guarantor thereunder; or an order for relief shall be entered with respect to Tenant or such guarantor under any section or chapter of the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or an order shall be entered by any governmental authority for the dissolution or liquidation of Tenant or any guarantor of Tenant's obligations under this Lease.

     (e) A receiver, liquidator or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

     (f) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises or shall remove or attempt to remove, without the prior written consent of Landlord, all or a substantial portion or value of Tenant's goods, wares, equipment, fixtures, furniture, or other personal property.

     (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or Shopping Center.

     (h) Tenant or any guarantor of Tenant's obligations under this Lease shall default under any other lease or agreement with Landlord, now existing or hereafter entered into.

     19.2 REMEDIES. Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

           (i) Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in Rent, enter upon and take possession of the Demised Premises by picking or changing locks or any other means deemed necessary or convenient by Landlord and lock-out, expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for


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

prosecution or any claim for damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on terms satisfactory to Landlord or otherwise.

            (ii) Enter upon and take possession of the Demised Premises by picking or changing locks or any other means deemed necessary or convenient by Landlord and lock-out, expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor and without terminating this Lease, and Tenant shall remain liable to Landlord for the payment of the Rent herein specified (both accrued and unaccrued) and for the amount of all loss and damage which Landlord may suffer by reason of Tenant's default, and, if Landlord so elects, Landlord may relet the Demised Premises on such terms as Landlord may deem advisable and receive the rent therefor; and Tenant agrees to pay to Landlord on demand the Rent
(both accrued and unaccrued) herein specified (or any deficiency which may arise by reason of such reletting) together with all other loss and damage which Landlord may suffer by reason of Tenant's default. Tenant hereby expressly waives all rights under Section 93.002 of the Texas Property Code (Commercial Lockout Statute).

            (iii) Enter upon the Demised Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor and without terminating this Lease, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees tp reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damage resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or in equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce once or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss and damage which Landlord may suffer by reason of termination of this Lease or by reason of Tenant's default in the event of repossession of the Demised Premises by Landlord without termination of this Lease or the deficiency arising by reason of any reletting of the Demised Premises by Landlord as above provided, there shall be added to such loss or damage or such deficiency all expenses of repossession

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

and any reletting of the Demised Premises (including, without limitation, costs of repairs, remodeling and decoration following repossession or in order to relet, costs of removing and storing Tenant's property, costs of advertising, costs of concessions granted to any replacement tenant in connection with any reletting, brokerage fees, attorneys' fees and expenses and similar expenses) and there shall be added to Minimum Guaranteed Rental herein provided for the period from the date of the event of default by Tenant until the end of the Lease term a sum equal to the average annual Percentage Rental and the annual average amount of other charges required to be paid hereunder by Tenant during the two (2) full calendar years (January 1 through December 31) immediately preceding the date of such termination or repossession (or if two (2) full calendar years have not then elapsed then the period between the Commencement Date of this Lease and the date of such termination or repossession with proportionate adjustment for partial years) multiplied by the number of calendar years or portions thereof falling within such period. Without limiting or precluding any other remedies provided herein, at law or in equity, Landlord shall have the right at any time to demand, in Landlord's sole discretion, and collect from Tenant, payment of all such Rent and other loss and damage due Landlord in connection with any such event of default by Tenant and/or termination of this Lease in (x) such installments, as Landlord may elect or (y) a single payment equal to the outstanding aggregate of all such Rent and other loss and damage, provided that Landlord's election to demand payment in installments pursuant to subsection (x) above shall not prejudice Landlord's right at any time thereafter to elect a single payment pursuant to subsection (y) above. Landlord shall have the right to bring an action to collect one or more installments of the amount due by Tenant to Landlord hereunder without prejudicing Landlord's right to later bring a similar action to collect any subsequent installment of such amount due Landlord. In no event shall Tenant be entitled to the excess of any monthly rentals and other payments collected by Landlord as a result of any reletting of the Demised Premises over the monthly Rent and other payments provided for in this Lease. Landlord shall not be obligated to mitigate damages, to relet, or attempt to relet, the Demised Premises or to collect rental from any replacement tenant in the event of any reletting. To the extent Landlord is nonetheless obligated by law to mitigate its damages, mitigation for these purposes shall only mean that Landlord agrees to list or advertise the Demised Premises for rent in accordance with Landlord's standard advertising and rental policies, and to rent the Demised Premises to prospective tenants only if there are no other comparable available leasehold premises in the Shopping Center or in other projects of Landlord or its affiliates in the vicinity of the Shopping Center. To the extent permitted by applicable law, Tenant agrees that the provisions of this Lease shall supersede any conflicting provisions of any applicable statute or law with respect to the rights of Tenant in the event of a breach of this Lease by Tenant; and, without limiting the foregoing, Tenant hereby agrees that if Landlord

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

changes the door lock of the Demised Premises following an event of default by Tenant, in no event shall Landlord have any obligation to provide Tenant a key to the Demised Premises, notwithstanding any payment by Tenant to Landlord of any delinquent Rent or any other attempt by Tenant to cure such event of default; and Tenant also hereby waives notice of any breach, termination or forfeiture of this Lease or of any reentry or repossession of the Demised Premises, except as expressly provided for in this Lease.

    19.3 REPEATED DEFAULTS. Notwithstanding anything contained in this lease to the contrary, if Tenant commits any event of default hereunder for or with respect to which written notice is herein expressly provided and at any time within the twelve (12) month period thereafter commits the same or similar event of default, no notice after the first such notice shall be required to be given by Landlord for or with respect to any such subsequent event of default (Tenant hereby expressly waiving the same) before the pursuit of any one or more of the remedies provided herein.

    19.4 ATTORNEY'S FEES. If it shall become necessary for either party to employ counsel to enforce any term, covenant or provision of this Lease, or to defend any action brought by the other party in connection with this Lease or otherwise, or to recover possession of the Demised Premises, then, in any such event, the non-prevailing party agrees to pay any attorneys' fees and expenses incurred by the prevailing party. In addition, in the event it should be necessary or proper for Landlord to consult an attorney concerning the review of instruments evidencing a proposed assignment, subletting or other transfer by Tenant submitted to Landlord for consent, then Tenant agrees in each such event to pay Landlord as additional Rent within ten (10) days of demand any attorneys' fees and expenses reasonably incurred by Landlord.

    19.5 PREPAID RENT AND SECURITY DEPOSIT. On the execution and delivery of this Lease by Tenant, Tenant shall pay to Landlord the sum stated in
Section 1.1(l), to be applied to the first accruing monthly installments of Rent. On the date of this Lease, Tenant shall pay to Landlord the Security Deposit sum stated in Section 1.1(m) to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such Security Deposit is not an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. Landlord may commingle any such Security Deposit with such other funds as Landlord in its sole discretion may determine. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrearages of Rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the


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

Security Deposit to its original amount. Upon expiration of the Lease term, if Tenant is not then in default hereunder, and if it is not necessary to repair any damage or injury to the Demised Premises caused by Tenant or any subtenant, concessionaire or licenses of Tenant (excepting reasonable wear and tear), any remaining balance of such Security Deposit shall be returned by Landlord to Tenant.

ARTICLE 20: LANDLORD'S CONTRACTUAL SECURITY INTEREST

    20.1 LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all Rent and other sums of money becoming due hereunder to Landlord, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least ten
(10) days before the time of sale. Any sale made pursuant to the provision of this Section shall be deemed to have been a public sale conducted in commercially reasonable manner if held in the Demised Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be

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

paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the State of Texas, as well as any other state the laws of which Landlord may at any time consider to be applicable, or at Landlord's option, Landlord shall have the right to file of record a photocopy of this Lease in order to perfect the security interest of Landlord created herein. The statutory lien for Rent is not hereby waived, the security interest herein granted being in addition to and supplementary thereto. Tenant hereby waives its lien rights under Section 91.004 of the Texas Property Code.

ARTICLE 21: HOLDING OVER

    21.1 TENANT HOLDOVER. In the event Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant at will at a daily rental equal to twice the Rent (including any Percentage Rental and other charges) payable by Tenant on the day immediately prior to the expiration of this Lease prorated on a daily basis and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will; provided, however, that nothing herein shall be construed as the consent of Landlord to any such holding over or a waiver by Landlord of any rights or remedies against Tenant which landlord may have on account of such occupancy or possession of the Demised Premises after the expiration or termination of the Lease term.

ARTICLE 22: SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES

    22.1 SUBORDINATION. Tenant accepts this Lease subject and subordinate to any Financing Interest, as hereafter defined, presently existing upon the Shopping Center, or any part thereof, including, without limitation, the Demised Premises, and to any increases, renewals, modifications, consolidations, replacements or extensions thereof. Tenant agrees that the holder of any Financing Interest, whether presently existing or hereafter placed upon any portion of the Shopping Center, shall have the right at any time to subordinate such Financing Interest to this Lease. Landlord and/or the holder of any Financing Interest presently existing or hereafter placed upon any portion of the Shopping Center shall also have the right to subordinate this Lease and the rights and interests of Tenant thereunder to such Financing Interests. The foregoing rights and options reserved to Landlord and the holder of a Financing Interest shall be self-operative, and no further instrument of subordination shall be required, unless Landlord or the holder of such Financing Interest requests the same, in which

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case Tenant, within ten (10) days after delivery to Tenant of such written request, will execute and deliver without charge such instruments acceptable to Landlord and the holder of such Financing Interest appropriate to confirm the provisions of this Article 22. In the event that Tenant shall fail to execute any such instruments within such ten (10) day period, Tenant hereby irrevocably constitutes Landlord its attorney-in-fact to execute such instruments in Tenant's name, place and stead. If the holder of any Financing Interest becomes the owner of the Shopping Center or any portion thereof which includes the Demised Premises, by reason of foreclosure, acceptance of a deed in lieu of foreclosure, termination of a ground lease, or otherwise, then, at the election of the holder of such Financing Interest, Tenant will be bound to such holders of such Financing Interest, or its designee, upon all of the terms and conditions of this Lease, and Tenant shall be deemed to have attorned to and recognized and hereby attorns to and recognizes such holder, or its designee, as Landlord's successor-in-interest for the remainder of the Lease term. The term "Financing Interest" as used herein shall mean any mortgage, deed of trust, security interest, lien or ground lease, or any other similar interest, together with any modification, consolidation, replacement, renewal and extension thereof, covering the Shopping Center or any part thereof.

     22.2 NOTICE TO MORTGAGEE. At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this Lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

     22.3 ESTOPPEL CERTIFICATES. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that the Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default in particularity) and further stating such other matters as Landlord shall reasonably require. Tenant agrees to deliver such statement within ten (10) days after written request from Landlord. Failure to timely deliver such estoppel certificate shall be a default under this Lease and shall entitle Landlord to pursue any and all remedies it deems appropriate, including the levying of a $1,000.00 per day fine for each day that such estoppel certificate is not furnished after the tenth (10th) day. The parties acknowledge that such a fine is reasonable under the circumstances, represents a

SHOPPING CENTER LEASE AGREEMENT - Page 43 reasonable estimate of Landlord's probable loss, based upon the anticipated harm to Landlord from a delay in Tenant's furnishing such an estoppel certificate; such fine amount is also reasonable in light of the difficulties of proof of loss and the inconvenience and/or nonfeasibility of Landlord obtaining other appropriate relief upon such default.

ARTICLE 23:  MERCHANTS ASSOCIATION

     23.1 MEMBER OF ASSOCIATION. In the event that Landlord shall organize a merchants association composed of tenants in the Shopping Center, Tenant agrees that it will join and maintain membership in such association, will pay such dues and assessments as may be fixed and determined from time to time by the association and will comply with such other bylaws, rules and regulations as may be adopted from time to time by the association. Tenant shall take such actions as may be necessary to remain in good standing in said association and shall participate and cooperate in all of the activities of said association. Landlord shall have the right, on behalf of said association, to collect from Tenant, and to enforce payment by Tenant, of any such dues, assessments and other charges due said association.

ARTICLE 24:  DIRECTION OF TENANT'S ENERGIES

     24.1 TENANT'S OTHER BUSINESSES. Tenant acknowledges that Tenant's monetary contribution to Landlord (in the form of Rent) and Tenant's general contribution to commerce within the Shopping Center (also important in Landlord's determination to execute this Lease with Tenant) will be substantially reduced if during the Lease term, either Tenant or any person, firm or corporation, directly or indirectly controlling, controlled by or under common control with Tenant shall directly or indirectly operate, manage, conduct or have any interest in any establishment within commercial proximity of the Shopping Center. Accordingly, Tenant agrees that during the Lease term neither Tenant nor any person, firm or corporation, directly or indirectly controlling, controlled by or under common control with Tenant (and also, in the event Tenant is a corporation, if any officer or director thereof or shareholder owning more than ten percent (10%) of the outstanding stock thereof, or parent, subsidiary or related or affiliated corporation) shall directly or indirectly operate, manage, conduct or have any interest in any commercial establishment within three (3) miles of the Shopping Center, except that any such commercial establishment existing at the date of this Lease may continue to be operated, managed, conducted and owned in the same manner as on the date of this Lease, provided there is no change in the size or trade name of such commercial establishment. If during the Lease term either Tenant or any person, firm or corporation, directly or indirectly controlling, controlled by or under common control with Tenant shall directly or indirectly operate, manage, conduct or have any interest in any commercial establishment within three (3)

SHOPPING CENTER LEASE AGREEMENT - Page 44 miles of the Shopping Center, then, in any such event, for the purpose of computing Percentage Rental, all Gross Sales made at, in or from any such other commercial establishment shall be included in the computation of Percentage Rental as though such Gross Sales had actually been made at, in or from the Demised Premises, and Tenant agrees to pay such Percentage Rental to Landlord computed on the basis of such combined Gross Sales.

ARTICLE 25:  NOTICES

     25.1 DELIVERY OF NOTICE. Wherever any notice is required or permitted hereunder such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addresses or, if earlier and regardless of whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified Mail, Return Receipt Requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice. Any notices to be sent to Landlord shall also be sent to:

Metropolitan Life Insurance Company
5420 LBJ Freeway, Suite 1300
Dallas, Texas  75240

Attention:  Territorial Vice President
            Real Estate Investments

and

Metropolitan Life Insurance Company
5420 LBJ Freeway
Suite 1310
Dallas, Texas  75240

Attention:  Regional Manager

     25.2 PARTIES BOUND BY NOTICE. If and when included within the term "Tenant," used in this Lease, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. If such persons, firms or corporations included within the term "Tenant" fail to so jointly arrange for such a notice specifying such individual at such specific address for the receipt of notices and payments to Tenant, then all parties included within the term "Tenant" shall be bound by notices and payments given in accordance with the provisions of this Article to any party included within the term "Tenant". All parties included within the term "Tenant" shall be bound by notices and payments

SHOPPING CENTER LEASE AGREEMENT - Page 45 given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment. Tenant agrees that any notice to be given by Landlord to Tenant may be given on behalf of Landlord by Landlord's attorney, property management company or other agent.

ARTICLE 26:  COMMISSIONS

    26.1 BROKERS. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Landlord's broker (that is, Grubb & Ellis Company), if any, and Tenant agrees to indemnify the Protected Parties and hold the Protected Parties harmless from and against any and all claims, loss, cost or expense (including attorneys' fees and expenses) for commissions or other compensation and charges claimed by any other broker or agent with respect to this Lease.

ARTICLE 27:  MISCELLANEOUS

    27.1 RELATIONSHIP OF LANDLORD AND TENANT. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

    27.2 INDEPENDENT OBLIGATIONS; COUNTERCLAIMS. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations except as may be otherwise expressly provided. In this regard it is specifically understood and agreed that in the event Landlord commences any proceedings against Tenant for non-payment of Rent or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counterclaim or other claim against Landlord for whatever nature or description in any such proceedings; and in the event that Tenant interposes any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon notion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counterclaim or any other claim asserted by Tenant. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages.

SHOPPING CENTER LEASE AGREEMENT - Page 46

    27.3 NO PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Shopping Center and Tenant agrees to look solely to Landlord's interest in the Shopping Center for the recovery of any judgment from Landlord, it being intended that neither Landlord, nor any party comprising Landlord, shall be personally liable for any judgment or deficiency, except that Landlord shall, subject to the provisions of Section 17.5 and 19.4, remain personally liable to account to Tenant for any security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

    27.4 CONSENT. Except as may be otherwise herein provided, in all circumstances under this Lease where prior consent or permission of one party ("first party"), whether it be Landlord or Tenant, is required before the other party ("second party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the first party; and it shall not constitute any nature of breach by the first party hereunder or any defense to the performance of any covenant, duty or obligation of the second party hereunder that the first party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was, in the opinion of the second party, prudent or reasonable or based on good cause. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

    27.5 FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, litigation brought by third parties to enjoin Landlord's activities at the Project, or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

    27.6 NO MODIFICATION STATEMENT. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified).


SHOPPING CENTER LEASE AGREEMENT - Page 47

    27.7 NON-WAIVER. Receipt of Rent by Landlord with knowledge of any breach of this Lease by Tenant shall not be deemed a waiver of such breach, and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing and signed by Landlord. Receipt by Landlord of Rent from any assignee, subleases, or occupant of the Demised Premises shall not be deemed the consent of Landlord to any such assignment, subletting or occupancy, nor a waiver of the covenant in this Lease prohibiting assignment and subletting without the consent of Landlord nor a release of Tenant or any guarantor of Tenant's obligations under this Lease.

    27.8 NO QUALIFYING ENDORSEMENTS ON CHECKS. Any charges or other sums payable by Tenant to Landlord under the terms of this Lease shall be considered as additional Rent. No payment by Tenant or receipt by Landlord of a lesser amount than the total Rent herein stipulated shall be deemed to be other than on account of the earliest Rent required to be paid hereunder, nor shall any endorsement or statement on any check or any letter accompanying the check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available under this Lease, at law or in equity. Tenant agrees that time is of the essence with respect to all obligations to be performed by Tenant hereunder.

    27.9 EFFECTIVE ONLY UPON EXECUTION. The submission of this Lease to Tenant for examination does not constitute a reservation of or offer or option for the Demised Premises, and this Lease shall become effective only upon execution by Landlord and Tenant.

    27.10 RENT CONTROL. If by reason of any federal, state, county or municipal law, order, rule, directive or regulation (collectively referred to hereinafter as the "Regulations"), the payment to, or collection by, Landlord of any Rent or other charge (collectively referred to hereinafter as "Lease Payments") payable by Tenant to Landlord pursuant to the provisions of this Lease is in excess of the amount (the "Maximum Charge") permitted therefor by the Regulations, then Tenant, during the period (the "Freeze Period") when the Regulations shall be in force and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier of (i) the expiration of the Freeze Period, or (ii) the issuance of a final order or judgment of a court of competent jurisdiction declaring the Regulations to be invalid or not applicable to the provisions of this Lease, Tenant, to the extent not then proscribed by law, and commencing with the first
(1st) day of the month immediately following, shall pay to Landlord as additional Rent, in equal monthly installments during the balance of the Lease term, a sum equal to the cumulative difference between the Maximum Charges and the Lease Payments during the Freeze Period. If any provisions of this section, or the application thereof, shall to any extent be

SHOPPING CENTER LEASE AGREEMENT - Page 48 declared to be invalid and unenforceable, the same shall not be deemed to affect any of the other provisions of this section or of this Lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.

    27.11 NO USURY. Notwithstanding anything contained herein seemingly to the contrary, in no event shall any rate of interest contracted for, charged or received hereunder exceed the highest rate of interest permitted by applicable law.

    27.12 GOVERNING LAW. The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. Venue for any action under this lease shall be the county in which Rent is due pursuant to Sections 1.1 and 4.1 of this Lease.

    27.13 ADDITIONAL DEFINITIONS. When used in this Lease the term "will" is a mandatory word denoting an obligation to pay or perform. "May" is a permissive word denoting an option. The term "including" when following any general statement, will not be construed to limit the statement to the specific item or items described, or to limit the statement to similar items, whether or not non-limiting language is used (such as "without limitation," or "but not limited to" or words of similar import), but rather "including" will be deemed to refer to all other items which could reasonably fall within the broadest possible scope of the referenced general statement.

    27.14 CAPTIONS. The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

    27.15 GENDER. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

    27.16 RECORDATION. Tenant agrees not to record this Lease of any memorandum thereof.

    27.17 BINDING EFFECT. The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

    27.18 ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and only signed by the party against whom enforcement of such change, modification or termination is sought. Tenant acknowledges that Landlord has made no representations

SHOPPING CENTER LEASE AGREEMENT - Page 49 concerning any other tenant in the Shopping Center regarding such other tenant's financial stability, term of lease or any other material matter. Tenant specifically acknowledges that Landlord has made no representations regarding any anchor tenant, potential or otherwise. Tenant further makes known to Landlord that it enters into this Lease agreement without relying on any statements made by Landlord not specifically within this Lease.

    EXECUTED as of the date hereinabove stated.

                                       LANDLORD:

                                       METROPOLITAN LIFE INSURANCE COMPANY
                                          a New York corporation


                                       By: /s/ David G. Rogers
                                          --------------------------------
                                           David G. Rogers
                                           Regional Manager


                                        TENANT

                                        M&L KANE COMPANY, L.L.C.
                                          a Texas Limited Liability Company


                                        By: /s/ Mark E. Kane
                                           -------------------------------
                                        Name:  Mark E. Kane
                                        Title: Manager


Attachments

Exhibit A - Site Plan Depicting Demised Premises
Exhibit B - Legal Description
Exhibit C - Work Letter - None
Exhibit D - Rules and Regulations
Exhibit E - Lease Guaranty
Exhibit F - Renewal Option




SHOPPING CENTER LEASE AGREEMENT - Page 50

                     FIRST AMENDMENT TO SHOPPING CENTER LEASE
                     ----------------------------------------

     This First Amendment to Village on the Parkway Shopping Center Lease ("First Amendment"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and M&L KANE COMPANY, L.L.C., a Texas Limited Liability Company ("Tenant"), is entered into as of the last day and year written below.

                                W I T N E S S T H:
                                - - - - - - - - -

     WHEREAS, Landlord and Tenant heretofore entered into that certain Shopping Center Lease dated June 24, 1992 ("Lease"), under and pursuant to the terms of which Tenant has leased from Landlord certain retail space containing approximately 838 square feet in area ("Demised Premises") in that certain shopping center commonly known as "Village on the Parkway" ("Shopping Center"), which is located in the City of Addison, Dallas County, Texas, as more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant desire that the Lease Term be extended as and upon the terms and conditions hereinafter specified;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

     1. DEFINED TERMS. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this First Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

     2. LEASE TERM. The Lease Term is hereby extended by a period (the "Second Lease Term") of thirty-six (36) full calendar months from the August 1, 1995, through and including July 31, 1998. The defined term "Lease Term" shall be deemed to include the Second Lease Term.

     3. BROKERAGE FEES AND COMMISSIONS. Tenant represents that it has dealt with no broker, agent or other person in connection with this First Amendment and that no broker, agent or other person brought about this First Amendment, and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, costs or expenses (including attorney's fees and expenses) by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to the transaction contemplated by this Lease. The provisions of this Paragraph 3 shall survive the expiration of the Lease Term or any renewal or extension thereof.

     4. EFFECT OF FIRST AMENDMENT. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this First Amendment. This First Amendment and the Lease shall be construed as one instrument.

NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS FIRST AMENDMENT HEREBY ACKNOWLEDGE AND AGREE THAT THIS FIRST AMENDMENT CONTAINS CERTAIN
INDEMNIFICATION PROVISIONS.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment in multiple counterparts as of the last day and year written below.

                                     LANDLORD:

                                     METROPOLITAN LIFE INSURANCE COMPANY,
                                     a New York corporation

                                     By: /s/  DAVID G. ROGERS
                                         ---------------------------------
                                         David G. Rogers,
                                         Assistant Vice-President

                                     Date: 8-10-95
                                           --------------------------------

                                     TENANT:

                                     M&L KANE COMPANY, L.L.C.
                                       dba CD WAREHOUSE,
                                     a Texas Limited Liability company

                                     By: /s/  BRUCE D. MACDONALD
                                         ---------------------------------
                                     Name: BDMAC, L.C.
                                           -------------------------------
                                     Title: Gen. Mgr.
                                            ------------------------------
                                     Date: 8-9-95
                                           -------------------------------

FIRST AMENDMENT TO SHOPPING CENTER LEASE - Page 1
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